Rule 424(b)(3)
File No.:  333-9468
EXHIBIT A

OVERSTAMP: Effective
May 4, 2005, each
American Depositary
Share represents one
deposited Share.
AMERICAN DEPOSITARY
SHARES
Each American
Depositary
Share represents 50,000
deposited Shares)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR NON-VOTING
PREFERRED STOCK
WITHOUT PAR VALUE OF
TELE LESTE CELULAR
PARTICIPACOES S.A.


(ORGANIZED UNDER THE LAWS OF
THE FEDERATIVE REPUBLIC OF
BRAZIL)

The Bank of New York, as
depositary (hereinafter called
the Depositary), hereby
certifies that___________
______________________________
______________, or registered
assigns IS THE OWNER OF
____________________________


AMERICAN DEPOSITARY SHARES

representing deposited non-
voting preferred stock (herein
called Shares) of Tele Leste
Celular Participacoes S.A., a
sociedade anonima (a
corporation) organized under
the laws of The Federative
Republic of Brazil (herein
called the Company).  At the
date hereof, each American
Depositary Share represents
50,000 Shares deposited or
subject to deposit under the
Deposit Agreement (as such
term is hereinafter defined)
at the Sao Paulo office of
Banco Itau (herein called the
Custodian).  The Depositarys
Corporate Trust Office is
located at a different address
than its principal executive
office.  Its Corporate Trust
Office is located at 101
Barclay Street, New York, N.Y.
10286, and its principal
executive office is located at
One Wall Street, New York,
N.Y. 10286.

                              	THE
DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
                              	101
BARCLAY STREET, NEW YORK, N.Y.
10286

                              1.
THE AMENDED AND RESTATED
DEPOSIT AGREEMENT.

                              This
American Depositary Receipt is
one of an issue (herein called
Receipts), all issued and to
be issued upon the terms and
conditions set forth in the
amended and restated deposit
agreement, dated as of
November 5, 1998 (herein
called the Deposit Agreement),
by and among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held
thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

                              The
statements made on the face
and reverse of this Receipt
are summaries of certain
provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference
is hereby made.  Capitalized
terms defined in the Deposit
Agreement and not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

                              2.
SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.

                              Upon
surrender at the Corporate
Trust Office of the Depositary
of this Receipt for the
purpose of withdrawal of the
Deposited Securities
represented by the American
Depositary Shares evidenced
hereby, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him
or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by (a)
(i) the delivery of
certificates in the name of
the Owner hereof or as ordered
by him or certificates
properly endorsed or
accompanied by proper
instruments of transfer to
such Owner or as ordered by
him, or (ii) book-entry
transfer of the Shares
represented by this Receipt to
an account in the name of such
Owner or as ordered by him,
and (b) delivery of any other
securities, property and cash
to which such Owner is then
entitled in respect of this
Receipt to such Owner or as
ordered by him.  Such delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian or
at the Corporate Trust Office
of the Depositary, as provided
in the Deposit Agreement;
provided that the forwarding
of certificates for Shares or
other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the risk and
expense of the Owner hereof.
                              3.
TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.

                              The
transfer of this Receipt is
registrable on the books of
the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt, the delivery of
any distribution thereon, or
withdrawal of any Deposited
Securities, the Company, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with such
reasonable regulations the
Depositary may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including,
without limitation, this
Article 3.

                              The
delivery of Receipts against
deposits of Shares generally
or against deposits of
particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts, or
the combination or split-up of
Receipts generally may be
suspended, during any period
when the transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding any other
provision of the Deposit
Agreement or this Receipt, the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may be
suspended only for
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities,
or (iv) any other reason that
may at any time be specified
in paragraph I(A)(1) of the
General Instructions to Form
                              F-6,
as from time to time in
effect, or any successor
provision thereto.  Without
limitation of the foregoing,
the Depositary shall not
knowingly accept for deposit
under the Deposit Agreement
any Shares required to be
registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

                              4.
LIABILITY OF OWNER OR
BENEFICIAL OWNER FOR TAXES.

                              If
any tax or other governmental
charge shall become payable by
the Custodian or the
Depositary with respect to any
Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner or Beneficial Owner
hereof to the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any combination or
split-up hereof or any
withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any dividends
or other distributions, or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge (and any taxes or
expenses arising out of such
sale), and the Owner or
Beneficial Owner hereof shall
remain liable for any
deficiency.

                              5.
WARRANTIES OF DEPOSITORS.

                              Every
person depositing Shares
hereunder and under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, non-assessable, and free
of any preemptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that
(i) the Shares presented for
deposit are not, and the
Receipts issuable upon such
deposit will not be,
restricted securities within
the meaning of Rule 144(a)(3)
under the Securities Act of
1933, and (ii) the deposit of
such Shares and the sale of
Receipts evidencing American
Depositary Shares representing
such Shares by that person are
not otherwise restricted under
the Securities Act of 1933.
Such representations and
warranties shall survive the
deposit of Shares and issuance
of Receipts.

                              6.
FILING PROOFS, CERTIFICATES,
AND OTHER INFORMATION.

                              Any
person presenting Shares for
deposit or any Owner of a
Receipt may be required from
time to time to file with the
Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, legal or beneficial
ownership of Receipts,
Deposited Securities or other
securities, compliance with
all applicable laws or
regulations or terms of the
Deposit Agreement or such
Receipt, or such information
relating to the registration
on the books of the Company or
the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and
warranties, as the Depositary
may deem necessary or proper.
The Depositary may withhold
the delivery or registration
of transfer of any Receipt or
the distribution of any
dividend or sale or
distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  The
Depositary shall from time to
time advise the Company of the
availability of any such
proofs, certificates or other
information and shall provide
copies thereof to the Company
as promptly as practicable
upon request by the Company,
unless such disclosure is
prohibited by law.

                              7.
CHARGES OF DEPOSITARY.

                              The
Company agrees to pay the fees
and reasonable out-of-pocket
expenses of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  The
Depositary shall present
detailed statement for such
expenses to the Company at
least once every three months.
The charges and expenses of
the Custodian are for the sole
account of the Depositary.

                              The
following charges (to the
extent permitted by applicable
law or the rules of any
securities exchange on which
the American Depositary Shares
are admitted for trading)
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever applicable:
(1) taxes and other
governmental charges, (2) such
registration fees as may from
time to time be in effect for
the registration of transfers
of Shares generally on the
Share register of the Company
or Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the terms of
the Deposit Agreement,
(3) such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the Deposit
Agreement, (5) a fee not in
excess of $5.00 or less per
100 American Depositary Shares
(or portion thereof) for the
execution and delivery of
Receipts pursuant to
Sections 2.03 or 4.03 of the
Deposit Agreement and the
surrender of Receipts pursuant
to Section 2.05 of the Deposit
Agreement and (6) a fee for
the distribution of proceeds
of sales of securities or
rights pursuant to
Sections 4.02 or 4.04,
respectively, of the Deposit
Agreement, such fee (which may
be deducted from such
proceeds) being in an amount
equal to the lesser of (i) the
fee for the issuance of
American Depositary Shares
referred to above which would
have been charged as a result
of the deposit by Owners of
securities (for purposes of
this clause 6 treating all
such securities as if they
were Shares) or Shares
received in exercise of rights
distributed to them pursuant
to Sections 4.02 or 4.04,
respectively, but which
securities or rights are
instead sold by the Depositary
and the net proceeds
distributed and (ii) the
amount of such proceeds.

                              The
Depositary, subject to
Article 8 hereof, may own and
deal in any class of
securities of the Company and
its affiliates and in
Receipts.

                              8.
PRE-RELEASE OF RECEIPTS.

                              Neith
er the Depositary nor the
Custodian shall deliver
Shares, by physical delivery,
book entry or otherwise (other
than to the Company or its
agent as contemplated by
Section 4.08 of the Deposit
Agreement), or otherwise
permit Shares to be withdrawn
from the facility created
hereby, except upon the
receipt and cancellation of
Receipts.

                              The
Depositary may issue Receipts
against rights to receive
Shares from the Company (or
any agent of the Company
recording Share ownership).
No such issue of Receipts will
be deemed a Pre-Release
subject to the restrictions of
the following paragraph.

                              In
its capacity as Depositary,
the Depositary will not
deliver Shares held under the
Deposit Agreement prior to the
receipt and cancellation by
the Depositary of Receipts.
The Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement (Pre-Release).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
Pre-Released, whether or not
such cancellation is prior to
the termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release.
Each Pre-Release will be
(a) preceded or accompanied by
a written representation and
agreement from the person to
whom Receipts or Shares are to
be delivered (the Pre-
Releasee) that the Pre-
Releasee, or its customer,
(i) owns the Shares or
Receipts to be remitted, as
the case may be, (ii) assigns
all beneficial right, title
and interest in such Shares or
Receipts, as the case may be,
to the Depositary for the
benefit of the Owners, and
(iii) agrees in effect to hold
such Shares or Receipts, as
the case may be, for the
account of the Depositary
until delivery of the same
upon the Depositarys request,
(b) at all times fully
collateralized with cash or
U.S. government securities,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of Pre-
Releases will not normally
exceed thirty percent (30%) of
the American Depositary Shares
outstanding (without giving
effect to American Depositary
Shares evidenced by Receipts
outstanding as a result of
Pre-Releases); provided,
however, that the Depositary
reserves the right to
disregard such limit from time
to time as it deems
appropriate and may, with the
prior written consent of the
Company, change such limit for
purposes of general
application.  The Depositary
will also set limits with
respect to the number of Pre-
Released Receipts involved in
transactions to be done
hereunder with any one person
on a case by case basis as it
deems appropriate.  The
collateral referred to in
clause (b) above shall be held
by the Depositary for the
benefit of the Owners as
security for the performance
of the obligations to deliver
Shares or Receipts set forth
in clause (a) above (and shall
not, for the avoidance of
doubt, constitute Deposited
Securities hereunder).

                              The
Depositary may retain for its
own account any compensation
received by it in connection
with the foregoing.

                              9.
TITLE TO RECEIPTS.

                              It is
a condition of this Receipt,
and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that
title to this Receipt when
properly endorsed or
accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however, that the
Depositary and the Company,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes.

                              10.
VALIDITY OF RECEIPT.

                              This
Receipt shall not be entitled
to any benefits under the
Deposit Agreement or be valid
or obligatory for any purpose,
unless this Receipt shall have
been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however, that such
signature may be a facsimile
if a Registrar for the
Receipts shall have been
appointed and such Receipts
are countersigned by the
manual signature of a duly
authorized officer of the
Registrar.

                              11.
REPORTS; INSPECTION OF
TRANSFER BOOKS.

                              The
Company is subject to the
periodic reporting
requirements of the Securities
Exchange Act of 1934 and,
accordingly, files certain
reports with the Commission.
Such reports and
communications will be
available for inspection and
copying by Owners and
Beneficial Owners at the
public reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.

                              The
Depositary will make available
for inspection by Owners of
Receipts at its Corporate
Trust Office any reports and
communications, including any
proxy soliciting material,
received from the Company
which are both (a) received by
the Depositary as the holder
of the Deposited Securities
and (b) made generally
available to the holders of
such Deposited Securities by
the Company.  The Depositary
will also send to Owners of
Receipts copies of such
reports when furnished by the
Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Company shall be furnished in
English to the extent such
materials are required to be
translated into English
pursuant to any regulations of
the Commission.  The Company
agrees to provide to the
Depositary, at the Companys
expense (unless otherwise
agreed in writing by the
Company and the Depositary),
all documents that it provides
to the Custodian.

                              In
the event the Receipts are
listed or quoted on a national
securities exchange in the
United States, the Company
will promptly transmit to the
Custodian English language
versions of any reports and
other communications that are
made generally available by
the Company to holders of its
Shares or other Deposited
Securities and the Depositary
will, at the Companys expense
(unless otherwise agreed in
writing by the Company and the
Depositary), arrange for the
prompt transmittal by the
Custodian to the Depositary of
such notices, reports and
other communications and
arrange for the mailing, at
the Companys expense (unless
otherwise agreed in writing by
the Company and the
Depositary), of copies thereof
(or if requested by the
Company, a summary of any such
notice provided by the
Company) to all Owners or, at
the request of the Company,
make such notices, reports and
other communications available
to all Owners on a basis
similar to that for holders of
Shares or other Deposited
Securities, or on such other
basis as the Company may
advise the Depositary may be
required by any applicable
law, regulation or stock
exchange requirement. The
Company has delivered to the
Depositary and the Custodian a
copy of the provisions of or
governing the Shares and any
other Deposited Securities
issued by the Company or any
affiliate of the Company, and
promptly upon any amendment
thereto or change therein, the
Company shall deliver to the
Depositary and the Custodian a
copy of such provisions as so
amended or changed. The
Depositary may rely upon such
copy for all purposes of this
Deposit Agreement. The
Depositary will, at the
expense of the Company (unless
otherwise agreed in writing by
the Company and the
Depositary), make such copy
and such notices, reports and
other communications available
for inspection by Owners at
the Depositarys office, at the
office of the Custodian and at
any other designated transfer
offices.

                              The
Depositary will keep books for
the registration of Receipts
and transfers of Receipts
which at all reasonable times
shall be open for inspection
by the Owners of Receipts
provided that such inspection
shall not be for the purpose
of communicating with Owners
of Receipts for an object
other than the business of the
Company, including, without
limitation, a matter related
to the Deposit Agreement or
the Receipts.

                              The
Depositary may close the
transfer books after
consultation with the Company
to the extent practicable, at
any time or from time to time,
when deemed expedient by it in
connection with the
performance of its duties
under the Deposit Agreement or
at the request of the Company,
provided that any such closing
of the transfer books shall be
subject to the provisions of
Section 2.06 of the Deposit
Agreement which limit the
suspension of withdrawals of
Shares.

                              12.
DIVIDENDS AND DISTRIBUTIONS.

                              Whene
ver the Depositary or on its
behalf, its agent, receives
any cash dividend or other
cash distribution on any
Deposited Securities, the
Depositary will, if at the
time of receipt thereof any
amounts received in a foreign
currency can in the judgment
of the Depositary be converted
on a reasonable basis into
United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert or
will cause its agent to
convert, as promptly as
practicable (and in any event
within one Business Day) after
its receipt of such dividend
or distribution (unless
otherwise prohibited or
prevented by law), such
dividend or distribution into
dollars and will, as promptly
as practicable, distribute the
amount thus received (net of
the expenses of the Depositary
as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement) to the
Owners of Receipts entitled
thereto, provided, however,
that in the event that the
Company or the Depositary is
required to withhold and does
withhold from such cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the
amount distributed to the
Owners of the Receipts
evidencing American Depositary
Shares representing such
Deposited Securities shall be
reduced accordingly.

                              Subje
ct to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in
Sections 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will, as promptly
as practicable, cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may,
after consultation with the
Company, adopt such method as
it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property
thus received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement and any
expenses in connection with
such sale) shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the
case of a distribution
received in cash, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.

                              If
any distribution consists of a
dividend in, or free
distribution of, Shares, the
Depositary may or shall, if
the Company shall so request,
distribute, as promptly as
practicable, to the Owners of
outstanding Receipts entitled
thereto, additional Receipts
evidencing an aggregate number
of American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Article 7 hereof and Section
5.09 of the Deposit Agreement.
In lieu of delivering Receipts
for fractional American
Depositary Shares in any such
case, the Depositary will sell
the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds,
all in the manner and subject
to the conditions set forth in
the Deposit Agreement.  If
additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.  In
addition, the Depositary may
withhold any distribution of
Receipts under this paragraph
and Section 4.03 of the
Deposit Agreement if it has
not received satisfactory
assurances from the Company
that such distribution does
not require registration under
the Securities Act or is
exempt from registration under
the provisions of such Act;
provided that, in any such
event, the Depositary may sell
the Shares distributed upon
the Deposited Securities and
distribute the net proceeds,
all in the manner and subject
to the conditions described in
this Article and Section 4.01
of the Deposit Agreement.

                              In
the event that the Depositary
determines that any
distribution in property other
than cash (including Shares
and rights to subscribe
therefor) is subject to any
tax or other governmental
charge which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or
a portion of such property
(including Shares and rights
to subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any
such taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

                              13.
RIGHTS.

                              In
the event that the Company
shall offer or cause to be
offered to the holders of any
Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary, after
consultation with the Company,
shall have discretion as to
the procedure to be followed
in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available to such Owners or,
if by the terms of such rights
offering or for any other
reason it would be unlawful
for the Depositary either to
make such rights available to
any Owners or to dispose of
such rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners, the Depositary
may, and at the request of the
Company shall, distribute to
any Owner to whom it
determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.

                              In
circumstances in which rights
would otherwise not be
distributed, if an Owner
requests the distribution of
warrants or other instruments
in order to exercise the
rights allocable to the
American Depositary Shares of
such Owner hereunder, the
Depositary will promptly make
such rights available to such
Owner upon written notice from
the Company to the Depositary
that (a) the Company has
elected in its sole discretion
to permit such rights to be
exercised and (b) such Owner
has executed such documents as
the Company has determined in
its sole discretion are
reasonably required under
applicable law.

                              If
the Depositary has distributed
warrants or other instruments
for rights to all or certain
Owners, then upon instruction
from such an Owner pursuant to
such warrants or other
instruments to the Depositary
from such Owners to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant
to Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to this paragraph,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

                              If
the Depositary determines that
it is not lawful or feasible
to make such rights available
to all or certain Owners, it
may, and at the request of the
Company will use its best
efforts that are reasonable
under the circumstances to,
sell the rights, warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement, any expenses in
connection with such sale and
all taxes and governmental
charges payable in connection
with such rights and subject
to the terms and conditions of
the Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  Such proceeds
shall be distributed as
promptly as practicable in
accordance with Section 4.01
of the Deposit Agreement.

                              If a
registration statement under
the Securities Act of 1933 is
required with respect to the
securities to which any rights
relate in order for the
Company to offer such rights
to Owners and sell the
securities represented by such
rights, the Depositary will
not offer such rights to
Owners having an address in
the United States (as defined
in Regulation S) unless and
until such a registration
statement is in effect, or
unless the offering and sale
of such securities and such
rights to such Owners are
exempt from registration under
the provisions of such Act.

                              The
Depositary shall not be
responsible for any failure to
determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any Owner
in particular.

                              14.
CONVERSION OF FOREIGN
CURRENCY.

                              Whene
ver the Depositary or the
Custodian shall receive
foreign currency, by way of
dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can, pursuant to applicable
law, be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary or the
Custodian shall convert or
cause to be converted as
promptly as practicable (and
in any event within one
Business Day of its or its
agents receipt of such Foreign
Currency), by sale or in any
other manner that it may
determine in accordance with
applicable law, such Foreign
Currency into Dollars.  If, at
the time of conversion of such
Foreign Currency into Dollars,
such Dollars can, pursuant to
applicable law, be transferred
outside of Brazil for
distribution to Owners
entitled thereto, such Dollars
shall be distributed as
promptly as practicable to the
Owners entitled thereto or, if
the Depositary shall have
distributed any rights,
warrants or other instruments
which entitle the holders
thereof to such Dollars, then
to the holders of such rights,
warrants and/or instruments
upon surrender thereof for
cancellation.  Such
distribution or conversion may
be made upon an averaged or
other practicable basis
without regard to any
distinctions among Owners on
account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.

                              If
such conversion, transfer or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file as promptly as
practicable such application
for approval or license;
however, the Depositary shall
be entitled to rely upon
Brazilian local counsel in
such matters, which counsel
shall be instructed to act as
promptly as possible.

                              If at
any time foreign currency
received by the Depositary or
the Custodian is not, pursuant
to applicable law,
convertible, in whole or in
part, into Dollars
transferable to the United
States, or if any approval or
license of any government or
agency thereof which is
required for such conversion
is denied or in the opinion of
the Depositary cannot be
promptly obtained, the
Depositary shall, (a) as to
that portion of the foreign
currency that is convertible
into Dollars, make such
conversion and, if permitted
by applicable law, transfer
such Dollars to the United
States for distribution to
Owners in accordance with the
first paragraph of this
Article 13 or, if such
transfer is not so permitted,
hold such Dollars uninvested
and without liability for
interest thereon for the
respective accounts of the
Owners entitled to receive the
same, and (b) as to the
nonconvertible balance, if
any, (i) if requested in
writing by an Owner,
distribute or cause the
Custodian to distribute the
foreign currency (or an
appropriate document
evidencing the right to
receive such foreign currency)
received by the Depositary or
Custodian to such Owner and
(ii) the Depositary shall hold
or shall cause the Custodian
to hold any amounts of
nonconvertible foreign
currency not distributed
pursuant to the immediate
preceding subclause (i)
uninvested and without
liability for interest thereon
for the respective accounts of
the Owners entitled to receive
the same.

                              15.
RECORD DATES.

                              Whene
ver any cash dividend or other
cash distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever the Depositary shall
find it necessary or
convenient, the Depositary
shall fix a record date, which
date shall, to the extent
practicable, be either (x) the
same date as the record date
fixed by the Company, or
(y) if different from the
record date fixed by the
Company, be fixed after
consultation with the Company
(a) for the determination of
the Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or the
net proceeds of the sale
thereof or (ii) entitled to
give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

                              16.
VOTING OF DEPOSITED
SECURITIES.

                              At
any time that the Depositary
has the right to vote the
Shares represented by the
American Depositary Shares,
the Depositary will comply
with the following provisions.

                              As
soon as practicable after
receipt of notice of any
meeting or solicitation of
consents or proxies of holders
of Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained in
such notice of meeting, (or,
if requested by the Company a
summary of such information
provided by the Company),
(b) a statement that the
Owners of Receipts as of the
close of business on a
specified record date will be
entitled, subject to any
applicable provision of
Brazilian law and of the
Charter of the Company, to
instruct the Depositary as to
the exercise of the voting
rights, if any, pertaining to
the amount of Shares or other
Deposited Securities
represented by their
respective American Depositary
Shares and (c) a statement as
to the manner in which such
instructions may be given,
including an express
indication that instructions
may be given or deemed given
in accordance with the last
sentence of this paragraph if
no instruction is received, to
the Depositary to give a
discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor
insofar as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not itself
exercise any voting discretion
over any Deposited Securities.
If no instructions are
received by the Depositary
from any Owner with respect to
any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners
Receipts on or before the date
established by the Depositary
for such purpose, the
Depositary shall deem such
Owner to have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such Deposited
Securities, provided that no
such instruction shall be
deemed given and no such
discretionary proxy shall be
given with respect to any
matter as to which the Company
informs the Depositary (and
the Company agrees to provide
such information as promptly
as practicable in writing)
that (x) the Company does not
wish such proxy given,
(y) substantial opposition
exists or (z) such matter
materially and adversely
affects the rights of holders
of Shares.

                              Subje
ct to the rules of any
securities exchange on which
American Depositary Shares or
the Deposited Securities
represented thereby are
listed, the Depositary shall
if requested by the Company
deliver, at least two Business
Days prior to the date of such
meeting, to the Company, to
the attention of its
Secretary, copies of all
instructions received from
Owners in accordance with
which the Depositary will
vote, or cause to be voted,
the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipts at such meeting.
Delivery of instructions will
be made at the expense of the
Company  (unless otherwise
agreed in writing by the
Company and the Depositary).

                              17.
CHANGES AFFECTING DEPOSITED
SECURITIES.

                              In
circumstances where the
provisions of Section 4.03 of
the Deposit Agreement do not
apply, upon any change in
nominal value, change in par
value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may, and shall
if the Company shall so
request, execute and deliver
additional Receipts as in the
case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

                              18.
	LIABILITY OF THE COMPANY
AND DEPOSITARY.

                              Neith
er the Depositary nor the
Company nor any of their
respective directors,
employees, agents or
affiliates shall incur any
liability to any Owner or
Beneficial Owner, if by reason
of any provision of any
present or future law or
regulation of the United
States or any other country,
or of any other governmental
or regulatory authority, or by
reason of any provision,
present or future, of the
Charter of the Company, or by
reason of any act of God or
war or other circumstances
beyond its control, the
Depositary or the Company
shall be prevented or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company nor
any of their respective
directors, employees, agents
or affiliates incur any
liability to any Owner or
Beneficial Owner of a Receipt
by reason of any non-
performance or delay, caused
as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.01,
4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to
perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expenses and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or
Beneficial Owner of a Receipt,
or any other person believed
by it in good faith to be
competent to give such advice
or information.  The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without negligence
or bad faith while it acted as
Depositary.

                              The
Company agrees to indemnify
the Depositary, its directors,
employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability
or expense (including, but not
limited to, the reasonable
fees and expenses of counsel)
which may arise out of acts
performed or omitted, in
accordance with the provisions
of the Deposit Agreement and
of the Receipts, as the same
may be amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, and
except to the extent that such
liability or expense arises
out of information relating to
the Depositary or the
Custodian, as applicable,
furnished in writing to the
Company by the Depositary or
the Custodian, as applicable,
expressly for use in any
registration statement, proxy
statement, prospectus (or
placement memorandum) or
preliminary prospectus (or
preliminary placement
memorandum) relating to the
Shares, or omissions from such
information; or (ii) by the
Company or any of its
directors, employees, agents
and affiliates.  The
indemnities contained in this
paragraph shall not extend to
any liability or expense which
may arise out of any Pre-
Release.

                              No
disclaimer of liability under
the Securities Act of 1933 is
intended by any provisions of
the Deposit Agreement.

                              The
Depositary, subject to
Sections 2.05 and 2.09 of the
Deposit Agreement, may own and
deal in any class of
securities of the Company and
its affiliates and in
Receipts.

                              19.
	RESIGNATION AND REMOVAL
OF THE DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.

                              The
Depositary may at any time
resign as Depositary hereunder
by written notice of its
election so to do delivered to
the Company, such resignation
to take effect  upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

                              20.
AMENDMENT.

                              The
form of the Receipts and any
provisions of the Deposit
Agreement may at any time and
from time to time be amended
by agreement between the
Company and the Depositary in
any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees and cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

                              21.
	TERMINATION OF DEPOSIT
AGREEMENT

                              The
Depositary at any time, at the
direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of
such termination to the Owners
of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding,
such termination to be
effective on a date specified
in such notice not less than
30 days after the date
thereof, if at any time 60
days shall have expired after
the Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination,
the Owner of a Receipt will,
upon (a) surrender of such
Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, be
entitled to delivery, to the
Owner or upon the Owners
order, of the amount of
Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges) and
except as provided in Section
5.08 of the Deposit Agreement.
Upon the termination of the
Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges, and
expenses.